SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  May 4, 2004

                        NEWALLIANCE BANCSHARES, INC.
              (Exact name of registrant as specified in its charter)

  DELAWARE                  6712                   52-2407114
(State or other     (Primary Standard             (I.R.S. employer
  jurisdiction of     Industrial Classification   identificication
  incorporation or       Code Number)                    number)
       organization)   Classification Code Number)


                                195 Church Street
                           New Haven, Connecticut 06510
                                  (203)787-1111




Items 1 through 6, 8, and 10 through 12:  Not Applicable.

Item 7.   Financial Statements and Exhibits.

    (c) Exhibits.

    The following Exhibit is furnished as part of this report:

99.1: Text of the computer generated slide presentation that NewAlliance Bancshares, Inc. intends to make available to interested analysts on and after May 4, 2004.

Item 9.   Regulation FD Disclosure.

On and after May 4, 2004, NewAlliance Bancshares, Inc. intends to make presentations to analysts using information contained in its computer generated slide presentation material. The material is substantially similar to materials previously filed on Form 8-K dated February 24, 2004, with limited updated material.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         NEWALLIANCE BANCSHARES, INC.

                         By:  /s/ Merrill B. Blanksteen
                         ----------------------------------------
                         Merrill B. Blanksteen
                         Executive Vice President and
                         Chief Financial Officer


                         Date:  May 4, 2004